UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 2012

GREEN BALLAST, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-54568	45-1629984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2620 Thousand Oaks Blvd., Suite 4000, Memphis, Tennessee		38118
(Address of principal executive offices)		(Zip Code)
(901) 260-4400
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02Entry into a Material Definitive Agreement

On July 16, 2012, Green Ballast, Inc. (the “Company”), entered into an Amendment No. 1 to each of the Green Ballast, Inc. 12% Senior Secured Notes with each of Gemini Master Fund, Ltd. (“Gemini”) and Green Ballast LLC (“GBL”) (collectively, the “Amendments”).  The Amendments extend the maturity date of the Green Ballast, Inc. 12% Senior Secured Notes to October 16, 2012.

The original entry into each of the Green Ballast, Inc. 12% Senior Secured Notes with each of Gemini and GBL was reported on Form 8-K with the U.S. Securities and Exchange Commission on April 19, 2012.

The foregoing summary of the Amendments set forth in this Item 1.01 is qualified in its entirety by reference to the text of each Amendment, which are incorporated by reference herein as Exhibits 10.1 and 10.2.

Item 9.01Financial Statements and Exhibits

Exhibit No. Description

10.1Amendment No. 1 to Green Ballast, Inc. 12% Senior Secured Note, issued to Green Ballast LLC

10.2Amendment No. 1 to Green Ballast, Inc. 12% Senior Secured Note, issued to Gemini Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2012

Green Ballast, Inc.

By:	/s/ J. Kevin Adams

Name:	J. Kevin Adams
Title:	Chief Executive Officer